UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024

Zynex, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-38804	90-0275169
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

9655 Maroon Circle, Englewood, CO 80112

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:   (800) 495-6670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

d
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZYXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02Results of Operations and Financial Condition

On October 24, 2024, Zynex, Inc. issued a press release announcing certain results for the third quarter of 2024. The full text of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

d)       Exhibits. The following exhibits are filed with this report.

Exhibit No.Description

99.1Zynex, Inc. Press Release dated October 24, 2024

104104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 24, 2024ZYNEX, INC.

/s/ Dan Moorhead____________________________

Dan Moorhead

Chief Financial Officer